UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

LIVENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38694	82-4699376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	LTHM	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 146,177,049 shares of the Company’s common stock were entitled to vote as of March 2, 2020, the record date for the Annual Meeting, of which 89.54% were present in person or by proxy at the Annual Meeting. The following is a summary of the final voting results for each matter presented to stockholders.

PROPOSAL 1:

Election of three Class II Directors to hold office until the 2023 Annual Meeting of Stockholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
Paul W. Graves	110,328,143	4,238,625	190,180	16,142,875
Andrea E. Utecht	111,743,425	2,826,068	187,455	16,142,875
Christina Lampe-Önnerud	113,437,650	1,095,858	223,440	16,142,875

Each of the nominees was re-elected by the Company’s stockholders as Class II Directors to hold office until the 2023 Annual Meeting of Stockholders.

PROPOSAL 2:

Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstentions
130,260,767	305,775	333,281

Proposal 2 was approved by the Company’s stockholders.

PROPOSAL 3:

Indication, on an advisory basis, of the preferred frequency of future advisory votes to approve named executive officer compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
113,046,846	143,509	1,456,676	109,917	16,142,875

On an advisory basis, the Company’s stockholders approved a preferred frequency of one year for future advisory votes to approve named executive officer compensation.

PROPOSAL 4:

Approval of proposed amendments to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws to eliminate, over a period of three years, the classification of the Company’s Board of Directors, without affecting the unexpired terms of directors.

For	Against	Abstentions	Broker Non-Votes
114,310,535	246,262	200,151	16,142,875

Because this Proposal required the affirmative vote of the holders of at least 80% of all outstanding shares of common stock entitled to vote at the meeting, Proposal 4 was not approved by the Company’s stockholders.

PROPOSAL 5:

Approval of proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to replace supermajority voting requirements with a simple majority of outstanding shares requirement.

For	Against	Abstentions	Broker Non-Votes
114,191,031	352,256	213,661	16,142,875

Because this Proposal required the affirmative vote of the holders of at least 80% of all outstanding shares of common stock entitled to vote at the meeting, Proposal 5 was not approved by the Company’s stockholders.

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our stockholders, the Board of Directors of the Company has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our Annual Meeting of Stockholders in 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVENT CORPORATION (Registrant)

By:	/s/ SARA PONESSA
Sara Ponessa,
Vice President, General Counsel and Secretary

Date: May 5, 2020